UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015 (March 4, 2015)

TYCO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in its Charter)

Ireland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Unit 1202, Building 1000, City Gate
Mahon, Cork, Ireland
(Address of Principal Executive Offices, including Zip Code)
353-21-423-5000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
The 2015 Annual General Meeting of Shareholders of Tyco International plc (the “Company”) was held on March 4, 2015 in Dublin, Ireland. At the meeting, the holders of 363,779,033 registered shares of the Company’s common stock were represented in person or by proxy, constituting a quorum. At the meeting, shareholders voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement dated January 15, 2015. The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal No. 1 – Election of the Board of Directors

Proposal No. 1 was the election, by separate resolutions, of each member of the Board of Directors. The following individuals were elected to serve on the Board of Directors until the conclusion of the next annual general meeting.

Name	For	Against	Abstain	Broker Non-Vote
Edward D. Breen	341,357,086	1,834,200	1,521,578	19,066,169
Herman E. Bulls	342,820,713	361,189	1,530,962	19,066,169
Michael E. Daniels	342,764,733	415,394	1,532,737	19,066,169
Frank M. Drendel	342,909,478	269,836	1,533,550	19,066,169
Brian Duperreault	341,537,703	1,641,524	1,533,637	19,066,169
Rajiv L. Gupta	339,979,784	3,193,007	1,540,073	19,066,169
George R. Oliver	342,257,892	926,593	1,528,379	19,066,169
Brendan R. O’Neill	341,606,021	1,576,300	1,530,543	19,066,169
Jürgen Tinggren	342,923,921	255,040	1,533,903	19,066,169
Sandra S. Wijnberg	340,411,267	2,789,143	1,512,454	19,066,169
R. David Yost	340,799,136	2,397,606	1,516,122	19,066,169

Proposal No. 2.a – Ratify Appointment of Independent Auditors

Proposal No. 2.a was a management proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company. This proposal was approved by the requisite vote.

For	Against	Abstain
360,768,488	1,493,913	1,516,632

Proposal No. 2.b – Authorize the Audit Committee to set the Auditors’ Remuneration

Proposal No. 2.b was a management proposal to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. This proposal was approved by the requisite vote.

For	Against	Abstain
360,333,833	1,772,408	1,672,792

Proposal No. 3 – Authorize the Company to make Market Purchases of Company Shares
Proposal No. 3 was a management proposal to authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. This proposal was approved by the requisite vote.

For	Against	Abstain
361,097,429	1,001,354	1,680,250

Proposal No. 4 – Determine the Price Range at which the Company can Reissue Treasury Shares
Proposal No. 4 was a management proposal to determine the price range at which the Company can reissue shares that it holds as treasury shares. This proposal was approved by the requisite vote.

For	Against	Abstain
360,315,631	1,704,023	1,759,379

Proposal No. 5 – Advisory Vote on Executive Compensation

Proposal No. 5 was a management proposal to hold a non-binding advisory vote on the compensation of the Company’s executives, as described in the Proxy Statement. This proposal was approved by the requisite vote.

For	Against	Abstain	Broker Non-Vote
335,385,814	7,300,328	2,026,722	19,066,169

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

By:
Andrea Goodrich
Vice-President and Corporate Secretary

Date: March 4, 2015